INVENTORIES - Components of inventory at net realizable value (Details) - BRL (R$) R$ in Thousands	Dec. 31, 2017	Dec. 31, 2016
INVENTORIES
Finished products	R$ 3,026,556	R$ 2,987,785
Work in progress	1,302,152	1,201,327
Raw materials	1,703,013	1,487,971
Storeroom supplies	298,100	430,731
Imports in transit	375,139	253,729
Allowance for adjustments to net realizable value	(3,556)	(28,813)
Total current inventories	R$ 6,701,404	R$ 6,332,730